   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 17, 1997
                                                      1933 ACT FILE NO. 2-90946
                                                      1940 ACT FILE NO. 811-4015
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-1A

                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933                   [X]
                       POST-EFFECTIVE AMENDMENT NO. 37                 [X]
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940               [X]
                               AMENDMENT NO. 40                        [X]
                        EATON VANCE MUTUAL FUNDS TRUST
             ----------------------------------------------------

             (FORMERLY EATON VANCE GOVERNMENT OBLIGATIONS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 617-482-8260
                    -------------------------------------
                       (REGISTRANT'S TELEPHONE NUMBER)

                                ALAN R. DYNNER
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                    --------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

[ ] immediately upon filing pursuant  [ ] on (date) pursuant to paragraph (a)(1)
    to paragraph (b)
[ ] on (date) pursuant to             [ ] 75 days after filing pursuant to
    paragraph (b)                         paragraph (a)(2)
[ ] 60 days after filing pursuant     [X] on December 31, 1997 pursuant to
    paragraph (a)(1)                      paragraph (a)(2).

If appropriate, check the following box:

[ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

    The Registrant has filed a Declaration pursuant to Rule 24f-2 and on May
15, 1997 filed its "Notice" as required by that Rule for the series of the Registrant with a fiscal year end of March 31, 1997, on February 20, 1997 filed its "Notice" for the series of the Registrant with a fiscal year end of December 31, 1996 and on December 23, 1996 filed its "Notice" for the series of the Registrant with a fiscal year end of October 31, 1996. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2.
================================================================================

This Amendment to the registration statement on Form N-1A consists of the following documents and papers:

    Cross Reference Sheet required by Rule 481(a) under the  Securities Act of
    1933

    Part A--The Prospectus of:
            Eaton Vance Municipal Bond Fund

    Part B--The Statement of Additional Information of:
            Eaton Vance Municipal Bond Fund

    Part C--Other Information

    Signatures

    Exhibit Index Required by Rule 483(b) under the Securities Act of 1933

    Exhibits

This Amendment is not intended to amend the Prospectus and Statement of Additional Information of any series of the Registrant not identified above.

                        EATON VANCE MUTUAL FUNDS TRUST
                          CROSS REFERENCE SHEET FOR
                       EATON VANCE MUNICIPAL BOND FUND

                         ITEMS REQUIRED BY FORM N-1A
                         ---------------------------
PART A
ITEM NO.    ITEM CAPTION                       PROSPECTUS CAPTION
--------    ------------                 -------------------------------
 1. ......  Cover Page                   Cover Page
 2. ......  Synopsis                     Shareholder and Fund Expenses
 3. ......  Condensed Financial          The Fund's Financial
            Information                    Highlights; Performance Information
 4. ......  General Description of       The Fund's Investment
              Registrant                   Objective; Investment
                                           Policies and Risks;
                                           Organization of the Fund
 5. ......  Management of the Fund       Management of the Fund
 5A.......  Management's Discussion of   Not Applicable
              Fund Performance
 6. ......  Capital Stock and Other      Organization of the Fund;
              Securities                   Reports to Shareholders; The
                                           Lifetime Investing Account/
                                           Distribution Options;
                                           Distributions and Taxes
 7. ......  Purchase of Securities       Valuing Shares; Distribution
              Being Offered                and Service Plans; How to Buy Shares;
                                           The Lifetime Investing Account/
                                           Distribution Options; The Eaton Vance
                                           Exchange Privilege; Eaton Vance
                                           Shareholder Services
 8. ......  Redemption or Repurchase     How to Redeem Shares
 9. ......  Pending Legal Proceedings    Not Applicable
PART B
                                           STATEMENT OF ADDITIONAL
ITEM NO.    ITEM CAPTION                   INFORMATION CAPTION
--------    ------------                 -------------------------------
10. ......  Cover Page                   Cover Page
11. ......  Table of Contents            Table of Contents
12. ......  General Information and      Other Information
              History
13. ......  Investment Objectives and    Additional Information about
              Policies                     Investment Policies;
                                           Investment Restrictions
14. ......  Management of the Fund       Trustees and Officers
15. ......  Control Persons and          Control Persons and Principal
              Principal Holders of         Holders of Securities
              Securities
16. ......  Investment Advisory and      Investment Adviser; Service
              Other Services               Plan - Class A Shares;
                                           Distribution Plan - Class B
                                           Shares; Custodian; Independent
                                           Certified Public Accountants
17. ......  Brokerage Allocation and     Portfolio Security Transactions
              Other Practices
18. ......  Capital Stock and Other      Other Information
              Securities
19. ......  Purchase, Redemption and     Determination of Net Asset
              Pricing of Securities        Value; Principal Underwriter;
              Being Offered                Services for Accumulation - Class A
                                           and Class I Shares; Service for
                                           Withdrawal; Service Plan - Class A
                                           Shares; Distribution Plan - Class B
                                           Shares
20. ......  Tax Status                   Taxes; Tax Equivalent Yield Table
21. ......  Underwriters                 Principal Underwriter
22. ......  Calculation of Performance   Investment Performance
              Data
23. ......  Financial Statements         Financial Statements

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS

                                 EATON VANCE
                             MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

EATON VANCE MUNICIPAL BOND FUND (THE "FUND") IS A MUTUAL FUND SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. THE FUND IS A SERIES OF EATON VANCE MUTUAL FUNDS TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated January 1, 1998 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Fund's investment adviser is Eaton Vance Management (the "Investment Adviser"), which is located at the same address.
------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                                       PAGE                                                     PAGE

Shareholder and Fund Expenses .........................   2  How to Redeem Shares ..............................  12
The Fund's Financial Highlights .......................   4  Reports to Shareholders ...........................  14
The Fund's Investment Objective .......................   5  The Lifetime Investing Account/Distribution
Investment Policies and Risks .........................   5    Options .........................................  14
Organization of the Fund .............................    8  The Eaton Vance Exchange Privilege ................  15
Management of the Fund ...............................    8  Eaton Vance Shareholder Services ..................  16
Distribution and Service Plans .......................    9  Distributions and Taxes ...........................  17
Valuing Shares ........................................  10  Performance Information ...........................  18
How to Buy Shares .....................................  10  Appendix ..........................................  20
--------------------------------------------------------------------------------------------------------------------

                       PROSPECTUS DATED JANUARY 1, 1998

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
                                              CLASS A     CLASS B     CLASS I
                                              SHARES      SHARES      SHARES
                                              ------      ------      ------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)           4.75%        None       4.75%
Sales Charges Imposed on Reinvested
  Distributions                                 None        None        None
Fees to Exchange Shares                         None        None        None
Maximum Contingent Deferred Sales Charge        None       5.00%        None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)
--------------------------------------------------------------------------------
                                              CLASS A     CLASS B     CLASS I
                                              SHARES      SHARES      SHARES
                                              ------      ------      ------
Investment Adviser Fee                         0.51%       0.51%       0.51%
Rule 12b-1 Distribution and/or Service Fees    0.00%       0.75%       0.00%
Other Expenses                                 0.27%       0.27%       0.27%
                                               ----        ----        ----
    Total Operating Expenses                   0.78%       1.53%       0.78%
                                               ====        ====        ====

EXAMPLE
--------------------------------------------------------------------------------

An investor would pay the following expenses and, in the case of Class A and Class I shares, maximum initial sales charge or, in the case of Class B shares, the applicable contingent deferred sales charge on a $1,000 investment, assuming
(a) 5% annual return and (b) redemption at the end of each period:

                                             CLASS A     CLASS B     CLASS I
                                             SHARES      SHARES      SHARES
                                             ------      ------      ------
 1 Year                                       $ 55        $ 66        $ 55
 3 Years                                      $ 71        $ 88        $ 71
 5 Years                                      $ 89        $103        $ 89
10 Years                                      $140        $182        $140

An investor would pay the following expenses on the same investment, assuming
(a) 5% annual return and (b) no redemptions:
                                            CLASS A     CLASS B     CLASS I
                                            SHARES      SHARES      SHARES
                                            ------      ------      ------
 1 Year                                      $ 55        $ 16        $ 55
 3 Years                                     $ 71        $ 48        $ 71
 5 Years                                     $ 89        $ 83        $ 89
10 Years                                     $140        $182        $140

NOTES:

The table and Example summarize the aggregate expenses of each Class of shares of the Fund and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for Class I is for the most recent fiscal year. Information for Class A and Class B is estimated for the current fiscal year.

The Fund offers three classes of shares. Class A and Class I shares are sold subject to a sales charge imposed at the time of purchase. No sales charge is payable at the time of purchase on investments in Class A and Class I shares of $1 million or more. However, a contingent deferred sales charge ("CDSC") of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Class B shares are sold subject to a declining CDSC (5% maximum) if redeemed within six years of purchase. The CDSC does not apply in certain circumstances. See "How to Buy Shares" and "How to Redeem Shares."

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. Long-term holders of Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. For further information regarding the expenses of the Fund see "The Fund's Financial Highlights," "Management of the Fund," "Distribution and Service Plans" and "How to Redeem Shares."

For Class A and Class B shares sold by Authorized Firms and remaining outstanding for at least one year, the Fund will pay service fees not exceeding
 .25% per annum of its average daily net assets. The Fund expects to begin making service fee payments during the quarter ending March 31, 1999. After such date, Other Expenses will be higher. See "Distribution and Service Plans."

THE FUND'S FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The following information should be read in conjunction with the financial statements that appear in the Fund's semi-annual and annual reports to shareholders. The Fund's annual financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The annual financial statements and independent auditors' report and the unaudited semi-annual financial statements are incorporated by reference into the Statement of Additional Information.
Further information regarding the performance of the Fund is contained in its annual and semi-annual reports to shareholders which may be obtained without charge by contacting the Principal Underwriter. The financial information for each of the periods presented in the Fund's Financial Highlights are for the Fund prior to reclassification of its shares as Class I shares on January 1, 1998. Information for Class A and Class B shares is not presented because these classes did not exist prior to January 1, 1998. The Financial Highlights for Class A and Class B shares will differ from the Financial Highlights for Class I shares due to the different fees imposed on Class A and Class B shares.
------------------------------------------------------------------------------

                                    SIX MONTHS
                                       ENDED                     YEAR ENDED DECEMBER 31,
                                   JUNE 30, 1997   ----------------------------------------------------
                                    (UNAUDITED)     1996       1995      1994        1993        1992
                                   -------------    ----       ----      ----        ----        ----
NET ASSET VALUE, beginning of year    $10.070      $10.210   $ 9.260    $10.630    $  9.950    $  9.750
                                      -------      -------   -------    -------    --------    --------
INCOME FROM OPERATIONS:
  Net investment income               $ 0.296      $ 0.605   $ 0.604    $ 0.611    $  0.614    $  0.639
  Net realized and unrealized gain
    (loss) on investments               0.184       (0.143)    0.962     (1.369)      0.692       0.195
                                      -------      -------   -------    -------    --------    --------
    Total income (loss) from
      operations                      $ 0.480      $ 0.462   $ 1.566    $(0.758)   $  1.306    $  0.834
                                      -------      -------   -------    -------    --------    --------
LESS DISTRIBUTIONS:
  From net investment income          $(0.296)     $(0.594)  $(0.604)   $(0.611)   $ (0.619)  $  (0.634)
  In excess of net investment
    income(2)                          (0.004)      (0.008)   (0.012)    (0.001)     (0.007)        --
                                      -------      -------   -------    -------    --------    --------
    Total distributions               $(0.300)     $(0.602)  $(0.616)   $(0.612)  $  (0.626)  $  (0.634)
                                      -------      -------   -------    -------    --------    --------
NET ASSET VALUE, end of year          $10.250      $10.070   $10.210    $ 9.260    $ 10.630    $  9.950
                                      =======      =======   =======    =======    ========    ========
TOTAL RETURN(1)                         4.89%        4.78%    17.40%    (7.27)%      13.52%       8.91%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's
    omitted)                          $89,140      $88,184   $96,410    $90,802    $114,425    $103,208
  Ratio of expenses to average daily
    net assets(3)                       0.83%+       0.78%     0.76%      0.80%       0.72%       0.74%
  Ratio of expenses to average daily
    net assets after custodian
    fee reduction                       0.79%+       0.74%       --         --          --          --
  Ratio of net investment income to
    average daily net assets            5.97%+       6.12%     6.16%      6.26%       5.91%       6.50%
PORTFOLIO TURNOVER                        13%          30%       58%        58%         86%         60%


                                                        YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------
                                           1991       1990       1989       1988      1987
                                           ----       ----       ----       ----      ----
NET ASSET VALUE, beginning of year        $ 9.200    $ 9.250    $ 8.990    $ 8.590    $ 9.260
                                          -------    -------    -------    -------    -------
INCOME FROM OPERATIONS:
  Net investment income                   $ 0.638    $ 0.627    $ 0.632    $ 0.630    $ 0.655
  Net realized and unrealized gain
    (loss) on investments                   0.552     (0.017)     0.288      0.430     (0.665)
                                          -------    -------    -------    -------    -------
    Total income (loss) from
      operations                          $ 1.190    $ 0.610    $ 0.920    $ 1.06     $0.000
                                          -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  From net investment income              $(0.638)   $(0.627)   $(0.660)   $(0.660)   $(0.660)
  In excess of net investment
    income(2)                              (0.002)    (0.033)       --         --         --
                                          -------    -------    -------    -------    -------
    Total distributions                   $(0.640)   $(0.660)   $(0.660)   $(0.660)   $(0.660)
                                          -------    -------    -------    -------    -------
NET ASSET VALUE, end of year              $ 9.750    $ 9.200    $ 9.250    $ 8.990    $ 8.590
                                          =======    =======    =======    =======    =======
TOTAL RETURN(1)                            13.49%      6.97%     10.65%     12.83%    (0.03)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's
    omitted)                              $92,771    $80,907    $77,780    $63,385    $51,771
  Ratio of expenses to average dail
    net assets(3)                           0.76%      0.85%      0.92%      0.96%      0.82%
  Ratio of expenses to average dail
    net assets after custodian
    fee reduction                             --         --         --         --        --
  Ratio of net investment income to
    average daily net assets                6.75%      6.94%      6.87%      7.20%      7.44%
PORTFOLIO TURNOVER                           105%       187%       188%       139%       103%

 +Annualized.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
(2) During the year ended September 30, 1993, the Fund adopted Statement of Position (SOP) 93-2:
    Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return
    of Capital Distributions by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
(3) The expense ratios for the year ended December 31, 1995 and periods thereafter have been adjusted to reflect a change in reportin g requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before December 31, 1994 have not been adjusted to reflect this change.

THE FUND'S INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. The Fund is a diversified series of Eaton Vance Mutual Funds Trust (the "Trust").

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

DURING PERIODS OF NORMAL MARKET CONDITIONS, THE FUND WILL HAVE AT LEAST 80% OF ITS NET ASSETS INVESTED IN OBLIGATIONS, INCLUDING NOTES AND TAX-EXEMPT COMMERCIAL PAPER, ISSUED BY OR ON BEHALF OF STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES AND THE DISTRICT OF COLUMBIA AND THEIR POLITICAL SUBDIVISIONS, AGENCIES AND INSTRUMENTALITIES, THE INTEREST ON WHICH IS EXEMPT FROM THE REGULAR FEDERAL INCOME TAX ("MUNICIPAL BONDS"). The foregoing policy is a fundamental policy which may not be changed unless authorized by a vote of the shareholders of the Fund.

The Fund's assets normally will be invested primarily in (1) Municipal Bonds (other than tax-exempt commercial paper) which are rated at the time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, or A, VMIG 1, VMIG 2 or VMIG 3 or, in the case of notes, MIG 1, MIG 2, or MIG 3), Standard & Poor's Ratings Group ("S&P") (AAA, AA, or A) or Fitch Investors Service, Inc. ("Fitch") (AAA, AA or A), which are guaranteed, backed or secured at the time of purchase by the U.S. Government or any of its agencies or instrumentalities, or which are issued by issuers having at the time of purchase an issue of outstanding Municipal Bonds rated within the three highest grades assigned by Moody's, S&P or Fitch; or (2) tax-exempt commercial paper which is rated at the time of purchase within the highest grade assigned by Moody's (Prime-1) or S&P (A-1), which is guaranteed, backed or secured at the time of purchase by the U.S. Government or any of its agencies or instrumentalities, or which is issued by an issuer having at the time of purchase an issue of outstanding Municipal Bonds rated within the highest grade assigned by any of the aforesaid rating services. For a description of municipal obligation ratings, see the Statement of Additional Information.

The Fund may also invest its assets in Municipal Bonds which are rated investment grade (BBB by Moody's or Baa by S&P or Fitch) or below investment grade or are unrated. Municipal Bonds rated BBB or Baa may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Municipal Bonds rated below investment grade are commonly known as "junk bonds." See "Additional Risk Considerations."

The Fund from time to time may make temporary investments in obligations of the U.S. Government, its agencies, or instrumentalities; other debt securities rated within the three highest grades by the aforesaid rating services; commercial paper rated in the highest grade by such rating services (Prime-1 or A-1, respectively); certificates of deposit of domestic banks with assets of $1 billion or more; and repurchase agreements. Interest income from temporary investments may be taxable to shareholders as ordinary income. See "Distributions and Taxes." The Fund may also acquire rights to resell Municipal Bonds or any of the foregoing temporary investments at an agreed upon price and at or within an agreed upon time.

MUNICIPAL BONDS. Municipal Bonds are issued for a wide variety of both public and private purposes. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature and the availability of monies for such payments. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

Interest on certain types of Municipal Bonds may be subject to the alternative minimum tax (the "AMT"). As a matter of policy, the Fund will not invest in an obligation if the interest on that obligation is subject to the AMT.

CONCENTRATION. The Fund expects that it will not invest more than 25% of its total assets in Municipal Bonds whose issuers are located in the same state or more than 25% of its total assets in Municipal Bonds the security of which is derived from any one of the following categories; hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Fund may invest more than 25% of its total assets in Municipal Bonds the security of which is derived from any one or more other categories including without limitation the following: public housing authorities; general obligations of states and localities; obligations dependent on annual appropriations for payment; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities; municipal utilities systems; or industrial development and pollution control bonds. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular category of issuers.

OTHER INVESTMENT PRACTICES
The Fund may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, the Fund may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Fund agreed to pay for them. The Fund may also purchase instruments that give the Fund the option to purchase a Municipal Bond when and if issued.

INVERSE FLOATERS. The Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

FUTURES TRANSACTIONS. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities and municipal obligations) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Fund's outstanding positions would exceed 5% of the market value of the Fund's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to the Fund. Distributions by the Fund of any gains realized on the Fund's transactions in futures and options on futures will be taxable.

INSURED OBLIGATIONS. The Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of the Fund's shares.

ADDITIONAL RISK CONSIDERATIONS
Some Municipal Bonds offering current income are rated investment grade or below (Baa or BBB or lower), or may be unrated. As indicated above, the Fund may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. See the Appendix to this Prospectus for the asset composition of the Fund for the fiscal year ended December 31, 1996. Municipal obligations rated investment grade or below and comparable unrated municipal obligations in which the Fund may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated Municipal Bonds are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated Municipal Bonds are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When the Fund invests in lower rated or unrated Municipal Bonds, the achievement of the Fund's goals is more dependent on the Investment Adviser's ability than would be the case if the Fund were investing in Municipal Bonds in the higher rating categories.

Municipal Bonds held by the Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Fund's investment policies. Holdings of obligations rate below Baa or BBB will not exceed 35% of net assets. In the event the rating of an obligation held by the Fund is downgraded, causing the Fund to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Fund's credit quality limitations. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment.

The net asset value of shares of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of its portfolio securities. When interest rates decline, the value of securities held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of Municipal Bonds held by the Fund will affect the principal value of (and possibly the income earned on) such Bonds. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund's investments. The amount of information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of the Fund will not constitute a complete investment program.

At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

The secondary market for some Municipal Bonds (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Some of the securities in which the Fund invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Fund is required to accrue income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and is required to distribute such income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

The Fund may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

--------------------------------------------------------------------------------
  THE FUND HAS ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS.
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------

THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE MUTUAL FUNDS TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 7, 1984, AS AMENDED. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes, including Class A, Class B, and Class I shares. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. See "Distribution and Service Plans" and "How to Buy Shares." The Fund commenced offering classes of shares on January 1, 1998.

When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Shares." There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE FUND ENGAGES EATON VANCE MANAGEMENT ("EATON VANCE") AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of the Trust, Eaton Vance manages the Fund's investments and affairs. Eaton Vance also furnishes for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. Under its investment advisory agreement with the Fund, Eaton Vance receives a monthly advisory fee in an amount equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total gross income on such day as that portion of the total daily net assets in the same Category bears to the total net assets on such day) in each Category as indicated below:

                                                         ANNUAL         DAILY
 CATEGORY  DAILY NET ASSETS                            ASSET RATE    INCOME RATE
 -------------------------------------------------------------------------------

    1      Up to $500 million                           0.300%         3.00%
    2      $500 million but less than $1 billion        0.275%         2.75%
    3      $1 billion but less than $1.5 billion        0.250%         2.50%
    4      $1.5 billion but less than $2 billion        0.225%         2.25%
    5      $2 billion but less than $3 billion          0.200%         2.00%
    6      $3 billion and over                          0.175%         1.75%

As at December 31, 1996, the Fund had net assets of $88,183,659. For the fiscal year ended December 31, 1996, the Fund paid Eaton Vance advisory fees equivalent to 0.51% of the Fund's average daily net assets for such year.

EATON VANCE OR ITS AFFILIATES ACT AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $20 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Thomas J. Fetter has acted as the portfolio manager of the Fund since 1986. Mr. Fetter is a Vice President of Eaton Vance and manages other Eaton Vance portfolios.

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute Fund portfolio transactions, Eaton Vance judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Fund and at reasonably competitive spreads. Subject to the foregoing, Eaton Vance may consider sales of shares of the Fund or of other investment companies sponsored by Eaton Vance or Boston Management and Research ("BMR") as a factor in the selection of firms to execute portfolio transactions. The Trust, the Fund and the Investment Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

The Trust has adopted a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. THE CLASS A PLAN PROVIDES THAT CLASS A MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING
 .25% OF ITS AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of its average daily net assets for any fiscal year based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. The Fund expects to begin making service fee payments during the quarter ending March 31, 1999.

The Trust has also adopted a Distribution Plan ("Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") for the Fund's Class B shares. The Plan is designed to permit an investor to purchase shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection therewith. UNDER SUCH PLAN, CLASS B PAYS THE PRINCIPAL UNDERWRITER A FEE, ACCRUED DAILY AND PAID MONTHLY, AT AN ANNUAL RATE NOT EXCEEDING .75% OF ITS AVERAGE DAILY NET ASSETS TO FINANCE THE DISTRIBUTION OF ITS SHARES. Such fees compensate the Principal Underwriter for sales commissions paid by it to Authorized Firms on the sale of Class B shares and for interest expenses. The Principal Underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to Authorized Firms at the time of sale equal to 4% of the purchase price of the Class B shares sold by such Firms. CDSCs paid to the Principal Underwriter will be used to reduce amounts owed to it. Because payments to the Principal Underwriter under the Class B Plan are limited, uncovered distribution charges (sales commissions paid by the Principal Underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely.

THE CLASS B PLAN ALSO AUTHORIZES EACH CLASS B TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR PERSONAL SERVICES, AND/ OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Class B expects to begin accruing for its service fees during the quarter ending March 31, 1999.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of its shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and, in the case of Class B shares, the amount of uncovered distribution charges of the Principal Underwriter. The Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING SHARES
--------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m., New York time). Each Class's net asset value per share is determined by the Trust's custodian, Investors Bank & Trust Company ("IBT") (as agent for the Trust) in the manner authorized by the Trustees of the Trust. The net asset value of each Class is computed by dividing the value of that Class's pro rata share of the Fund's total assets, less its liabilities, by the number of shares of that Class outstanding. Municipal Bonds will normally be valued on the basis of valuations furnished by a pricing service.

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and, for Class A Shares, the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

--------------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR ACCEPTABLE SECURITIES. Class A and Class I shares are purchased at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The sales charge is divided between the Authorized Firm and the Principal Underwriter. Class B shares are purchased at the net asset value per share next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Trust may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment in Class A and Class B must be at least $1,000. An initial investment in Class I must be at least $250,000. Once an account has been established the investor may send investments of $50 or more ($10,000 or more for Class I) at any time directly to the Trust's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. For Class A and Class B shares, the minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

CLASS A AND CLASS I SHARES. The sales charge may vary depending on the size of the purchase and the number of Class A or Class I shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                                                      SALES CHARGE       SALES CHARGE       DEALER COMMISSION
                                                      AS PERCENTAGE OF   AS PERCENTAGE OF   AS PERCENTAGE OF
AMOUNT OF PURCHASE                                    OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE
-------------------------------------------------------------------------------------------------------------
Less than $25,000                                     4.75%              4.99%              4.50%
$25,000 but less than $100,000                        4.50               4.71               4.25
$100,000 but less than $250,000                       3.75               3.90               3.50
$250,000 but less than $500,000                       3.00               3.09               2.75
$500,000 but less than $1,000,000                     2.00               2.04               2.00
$1,000,000 or more                                    0.00*              0.00*              0.50

 * No sales charge is payable at the time of purchase on investments of $1 million or more or where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days' prior to the purchase of Fund shares and the redeemed shares were potentially subject to a sales charge. A CDSC of 0.50% will be imposed on such investments
   (as described below) in the event of certain redemptions within 12 months of purchase.

Class I Shares may be sold to (i) shareholders of the Fund who were shareholders on December 31, 1997; (ii) employees, affiliates and investment clients of Eaton Vance; and (iii) certain institutional investors (such as banks, trust companies and insurance companies). The minimum investment amounts are waived for employees, affiliates and clients of Eaton Vance.

The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A and Class I shares of the Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms and bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Class A and Class I shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts."

STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen-month period in Class A or Class I shares, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of such shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation an Authorized Firm other than the original Authorized Firm is placing the orders, the adjustment will be made only on those shares purchased through the Authorized Firm then handling the investor's account.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Investment Adviser, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value of Class B shares or public offering price of Class A and Class I shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

IN THE CASE OF BOOK ENTRY:        IN THE CASE OF PHYSICAL DELIVERY:

Deliver through Depository        Investors Bank & Trust Company
  Trust Co.                       Attention: Eaton Vance Municipal Bond Fund
Broker #2212                         (and Class)
Investors Bank & Trust Company    Physical Securities Processing Settlement Area
For A/C Eaton Vance Municipal     200 Clarendon Street
  Bond Fund (and Class)           Boston, MA 02116

Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

-------------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
-------------------------------------------------------------------------------

HOW TO REDEEM SHARES
-------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF FOUR WAYS -- BY MAIL, BY TELEPHONE, THROUGH AN AUTHORIZED FIRM OR BY CHECK. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.

REDEMPTIONS BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of those shares is based upon the net asset value calculated after the Principal Underwriter, as the Trust's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

REDEMPTIONS BY CHECK: Class A and Class I shareholders holding shares for which certificates have not been issued may make redemptions by check by completing an Account Instruction form (available by calling 800-225-6265 (extension 7601)) and appointing Boston Safe Deposit and Trust Company ("Boston Safe") their agent. Boston Safe will provide such shareholders electing this option with checks drawn on Boston Safe. These checks may be made payable by the shareholder to the order of any person in any amount of $500 or more. When a check is presented to Boston Safe for payment, the number of full and fractional shares required to cover the amount of the check will be redeemed from the shareholder's account by Boston Safe as the shareholder's agent. Through this procedure the shareholder will continue to be entitled to distributions paid on shares up to the time the check is presented to Boston Safe for payment. If the amount of the check is greater than the value of the shares for which the Fund has collected payment held in the shareholder's account, the check will be returned and the shareholder may be subject to extra charges. To obviate such a return of the check, the check should not be written for close to the full value of an account. The shareholder will be required to execute signature cards and will be subject to Boston Safe's rules and regulations governing such checking accounts. There is no charge to shareholders for this service. This service may be terminated or suspended at any time by the Fund or Boston Safe.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Trust will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable CDSC (described below) and any federal income tax required to be withheld. While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Fund's portfolio. The securities so distributed would be valued pursuant to the Trust's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Each class of shares is subject to a CDSC on certain redemptions. The CDSC is calculated based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt. Redemptions are made first from shares in the account which are not subject to a CDSC.

In calculating a CDSC upon the redemption of shares acquired in an exchange, the shares are deemed to have been acquired at the time of the original purchase of the exchanged shares and, in the case of Class B shares, the CDSC schedule applicable to the exchanged shares will apply to the acquired shares. No CDSC is imposed on shares sold to Eaton Vance or its affiliates, or to their respective employees or clients. Shares acquired as the result of a merger or liquidation of another Eaton Vance sponsored fund generally will be subject to the same CDSC rate imposed by the prior fund.

CLASS A AND CLASS I SHARES. If Class A or Class I shares are purchased at net asset value because the purchase amount is $1 million or more, or because the amount invested represents redemption proceeds from an unaffiliated mutual fund (as described under "How to Buy Shares"), they will be subject to a .50% CDSC if redeemed within 12 months of purchase.

CLASS B SHARES. Class B shares will be subject to the following CDSC schedule:

      YEAR OF
      REDEMPTION
      AFTER PURCHASE                                             CDSC
      ---------------------------------------------------------------
      First or Second                                             5%
      Third                                                       4%
      Fourth                                                      3%
      Fifth                                                       2%
      Sixth                                                       1%
      Seventh and following                                       0%

The Class B CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required minimum distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

REPORTS TO SHAREHOLDERS
-------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS, SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information which is necessary for preparing federal and state tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE TRUST'S RECORDS. This account is a complete record of all transactions which at all times shows the balance of shares owned. The Trust will not issue share certificates except upon request.

At least quarterly, the shareholder will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE ($10,000 OR MORE FOR CLASS I SHARES) TO the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investors Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Trust's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Trust and its Transfer Agent. Since the Trust will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Trust involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Shares of the Fund currently may be exchanged for shares of the same class of one or more other funds in the Eaton Vance Group of Funds. Class A and Class I shares may also be exchanged for shares of Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, and Eaton Vance Tax Free Reserves. Class B shares may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, or shares of Eaton Vance Money Market Fund, which are subject to a CDSC, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Any such exchange will be made on the basis of the net asset value per share of each fund/class at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of Class A or Class I shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). In the event the fund to be acquired does not offer Class I shares, Class I shares of the Fund may be exchanged for Class A shares of the fund to be acquired. Exchange offers are available only in states where shares of the fund being acquired may be legally sold. Exchanges are subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Each exchange must meet the minimum investment amount required by the Fund to be acquired. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Trust does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares, except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to Class B shares (except Prime Rate Reserves and Class B shares of the Limited Maturity Funds), see "How to Redeem Shares". The CDSC or early withdrawal charge schedule applicable to Prime Rate Reserves and Class B shares of the Limited Maturity Funds is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Telephone exchanges are accepted by the Transfer Agent, provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone; provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE TRUST OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund or Class as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the minimum investment has been made, checks of $50 or more ($10,000 or more for Class I) payable to the order of the Fund and specifying the Class being purchased may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and Class and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $25,000 or more of Class A shares or purchases of $500,000 or more of Class I shares made over a 13-month period are eligible for reduced sales charges. See "How to Buy Shares -- Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges on Class A and Class I shares when the current market value of holdings (shares at current offering price), plus new purchases, reaches $25,000 or more for Class A shares or $500,000 or more for Class I shares. Class A and Class I shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks. For Class B shares, any such withdrawals may not in the aggregate exceed 12% annually of the account balance at the time the plan is established. Such amount will not be subject to the Class B CDSC. See "How to Redeem Shares". A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class I shares would be disadvantageous because of the sales charge included in such purchases.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSCs paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in the same shares (or for Class A shares in Class A shares of any other Eaton Vance fund), provided that the reinvestment is effected within 60 days after such redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Trust (or by the Trust's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares (or other shares are acquired) within the period beginning 30 days before and ending 30 days after the date of redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY THE PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES AND CLASS-SPECIFIC EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Distributions on Class A and Class I shares, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last day of each month or the next business day thereafter. Distributions on Class B shares will ordinarily be paid on the fifteenth day of each month or the next business day thereafter. The Fund anticipates that for tax purposes, the entire distribution, whether paid in cash or reinvested in additional shares, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the business day after collected funds for the purchase of shares are available at the Transfer Agent. Shareholders will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. The Fund's net realized capital gains, if any, consist of the net realized capital gains, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

Sales charges paid upon a purchase of Class A or Class I shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of such shares of the Fund or of another fund pursuant to the Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to avoid paying federal income taxes on the part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain that it distributes to shareholders.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders substantially all of its ordinary income and capital gain net income in accordance with the timing requirements imposed by the Code.

Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time shares have been owned by the shareholder. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares. Tax-exempt distributions received from the Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

The Code provides that interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible to the extent it is deemed related to the Fund's distributions of tax-exempt interest dividends to the shareholder. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

Shareholders should consult with their tax advisers concerning the applicability of state, local and other taxes to an investment.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

FROM TIME TO TIME, YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN MAY BE ADVERTISED. Current yield is calculated separately for each Class by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share or net asset value on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. Average annual total return is determined separately for each Class by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (including maximum sales charge for Class A and Class I; net asset value for Class B) for specified periods, assuming reinvestment of all distributions. Total return may be quoted for the period prior to commencement of operations, which would reflect the Class's total return (or that of its predecessor) adjusted to reflect any applicable sales charge. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time.

The Fund may also furnish total return figures for each Class which do not take into account any sales charge. Any performance figure which does not take into account a sales charge would be reduced to the extent such charge is imposed upon a redemption. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield or total return for any prior period should not be considered as a representation of what an investment may earn or what the Fund's yield or total return may be in any future period.

The following chart reflects the annual investment returns of Class I of the Fund for one-year periods ending December 31 and does not take into account any sales charge which investors may bear. The performance of Class A and Class B would be lower.

                    5 Year Average Annual Total Return - 7.89%
                   10 Year Average Annual Total Return - 7.12%

                   1987                                    (0.03%)
                   1988                                    12.83%
                   1989                                    10.65%
                   1990                                     6.97%
                   1991                                    13.49%
                   1992                                     8.91%
                   1993                                    13.52%
                   1994                                    (7.27%)
                   1995                                    17.40%
                   1996                                     4.78%

                                                                      APPENDIX

                       EATON VANCE MUNICIPAL BOND FUND

                        ASSET COMPOSITION INFORMATION
                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                     MOODY'S/S&P                  PERCENT OF NET ASSETS
                     -----------                  ---------------------
                      Aaa or AAA  ..............          38.7%
                        Aa or AA  ..............           5.7%
                               A  ..............          20.3%
                      Baa or BBB  ..............          10.8%
                        Ba or BB  ..............            --
                         Unrated  ..............          24.5%
   Short-Term Obligations, Cash,
             Interest Receivable  ..............            --
                                                         -----
                           Total  ..............         100.0%

The chart above indicates the weighted average composition of the Fund's portfolio for the fiscal year ended December 31, 1996, with the debt securities rated by Moody's or S&P separated into the indicated categories. The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month during the fiscal year. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in the current and subsequent fiscal years.

For a detailed description of Moody's and S&P's ratings of municipal bonds, see the Appendix to the Statement of Additional Information.

[LOGO]
EATON VANCE
------------------
      Mutual Funds


EATON VANCE
MUNICIPAL BOND
FUND






PROSPECTUS
JANUARY 1, 1998





EATON VANCE
MUNICIPAL BOND FUND
24 FEDERAL STREET
BOSTON, MA 02110


--------------------------------------------------------------------------------
INVESTMENT ADVISER
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110



                                                                             MBP

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        January 1, 1998

                       EATON VANCE MUNICIPAL BOND FUND

                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information provides information about Eaton Vance Municipal Bond Fund (the "Fund"). This Statement of Additional Information is sometimes referred to herein as the "SAI."

                              TABLE OF CONTENTS
                                                                          Page
Additional Information about Investment Policies ...................        2
Investment Restrictions ............................................        7
Trustees and Officers ..............................................        8
Investment Adviser .................................................       10
Custodian ..........................................................       12
Services for Accumulation -- Class A and Class I Shares ............       13
Service for Withdrawal .............................................       13
Determination of Net Asset Value ...................................       13
Investment Performance .............................................       14
Taxes ..............................................................       15
Principal Underwriter ..............................................       17
Service Plan -- Class A Shares .....................................       18
Distribution Plan -- Class B Shares ................................       18
Portfolio Security Transactions ....................................       20
Other Information ..................................................       21
Independent Certified Public Accountants ...........................       22
Financial Statements ...............................................       22
Appendix A: Class A Shares .........................................      a-1
Appendix B: Class B Shares .........................................      b-1
Appendix C: Class I Shares .........................................      c-1
Appendix D: Tax Equivalent Yield Table .............................      d-1
Appendix E: Ratings ................................................      e-1

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED JANUARY 1, 1998, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

    This SAI provides information about the Fund. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

MUNICIPAL BONDS
    Municipal Bonds are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations, the interest of which is exempt from all types of federal income taxes applicable to individuals: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any Municipal Bond, the Fund will generally rely on an opinion of counsel (when available) obtained by the issuer and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

    Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 other than, in general, at their original issue is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased at its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities; colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue obligations issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments by the industrial user or users.

    The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most Municipal Bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their Municipal Bonds may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will also take whatever action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various Municipal Bonds in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on Municipal Bonds are dependent on a variety of factors, including purpose of issue and source of funds for repayment, general money market conditions, general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields while Bonds of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of Municipal Bonds will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund's shares will be affected by such changes.

RISKS OF CONCENTRATION
    The Fund may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of a similar type. In particular, investments in the industrial revenue bonds might involve (without limitation) the following risks.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increse of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effect of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

MUNICIPAL LEASES
    The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

    Certain municipal lease obligations owned by the Fund may be deemed illiquid for the purpose of the Fund's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Fund, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. In the event the Fund acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured municipal obligations held by the Fund (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Fund or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value. In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    The Fund is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of Municipal Bonds. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

SHORT-TERM TRADING
    The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund. The Fund engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective. For the fiscal years ended September 30, 1996 and 1995, the portfolio turnover rates of the Fund were 30% and 58%, respectively.

WHEN-ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when- issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future.

    The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when- issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value, based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS
    The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Fund may retain the bond if interest rates decline. By acquiring these kinds of obligations the Fund obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Fund will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Fund may also enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or some other person at an agreed upon price. The Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimum credit risks, and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by or under the direction of the Trustees of the Trust after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

SECURITIES LENDING
    The Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Fund would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Fund may pay lending fees to such borrowers. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Fund's management to be of good standing and when, in the judgment of the Fund's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized from securities loans will be taxable. If the management of the Fund decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets. The Fund has no present intention of engaging in securities lending.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

    The Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").

ASSET COVERAGE REQUIREMENTS
    Transactions involving when-issued securities or futures contracts and options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account with the Fund's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts or to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (i) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting, or (ii) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

        (1) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S.
    Government, its agencies or instrumentalities;

        (2) Borrow money or issue senior securities, except as permitted by the 1940 Act;

        (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

        (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

        (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

        (6) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

        (7) Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    The Fund has adopted the following investment policies which may be changed without shareholder approval. As a matter of nonfundamental policy, the Fund will not: (a) make short sales of securities or maintain a short position, unless at all times when a short sale position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; (b) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the outstanding shares or securities or both (all taken at market value) of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities, together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (c) invest more than 15% of its total net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purpose of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Trustees of the Trust, or their delegate, determine to be liquid.

    The purchase of Municipal Bonds and temporary investments by the Fund in accordance with its investment objective, policies and limitations, which may include the purchase of non-publicly issued debt securities, shall be deemed to be permissible loan transactions.

    For the purpose of the Fund's investment restrictions, the identification of the "issuer" of a Municipal Bond which is not a general obligation bond is made by the Fund's investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such Bond.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Investment Adviser, Eaton Vance; Eaton Vance's wholly-owned subsidiary BMR; of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of Eaton Vance's and BMR's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees and officers who are "interested persons" of the Trust, as defined in the 1940 Act by virtue of their affiliation with Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).

                            TRUSTEES OF THE TRUST

M. DOZIER GARDNER (64), President and Trustee*
Vice Chairman of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV.
  Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

JAMES B. HAWKES (56), Vice President and Trustee*
President and Chief Executive Officer of Eaton Vance, BMR, EVC and EV, and a
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (66), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company); Chairman of the Board of Newspapers of New England, Inc. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (63), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (62), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (71), Trustee
Former Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (67), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                            OFFICERS OF THE TRUST

THOMAS J. FETTER (54), Vice President
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Fetter was elected Vice President of the Trust on October 17, 1997.

EDWARD E. SMILEY, JR. (53), Vice President
Vice President of Eaton Vance and BMR since November 1, 1996; Senior Product
  Manager, Equity Management for Trade Street Investment Associates, Inc., a wholly-owned subsidiary of Nations Bank (1992-1996). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Smiley was elected Vice President of the Trust on October 18, 1996.

WILLIAM H. AHERN, JR. (38), Vice President
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Trust on June 19, 1995.

MICHAEL B. TERRY (55), Vice President
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (52), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies in the Eaton Vance group of funds.

ALAN R. DYNNER (57), Secretary
Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Dynner was elected Secretary of the Trust on June 23, 1997.

JANET E. SANDERS (62), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (35), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995.

JOHN P. RYNNE (55), Assistant Secretary
Corporate Controller and Vice President of EVC. Vice President of Eaton Vance,
  EVD and BMR. Mr. Rynne became an officer of the Trust on June 19, 1995.

ERIC G. WOODBURY (40), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees are independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.

    Trustees of the Trust who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust are paid by the Fund (and the other series of the Trust). (The Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the fiscal year ended December 31, 1996, the noninterested Trustees of the Trust earned the following compensation in their capacities as Trustees from the Trust and funds in the Eaton Vance fund complex:(1)

                                                           AGGREGATE             TOTAL COMPENSATION
                                                          COMPENSATION             FROM TRUST AND
NAME                                                     FROM TRUST(2)            AND FUND COMPLEX
----                                                     -------------           ------------------
Donald R. Dwight .................................         $1,146(3)                $145,000(6)
Samuel L. Hayes, III .............................          1,411(4)                 157,500(7)
Norton H. Reamer .................................          1,332                    145,000
John L. Thorndike ................................          1,440(5)                 150,000(8)
Jack L. Treynor ..................................          1,369                    150,000
----------
(1) The Eaton Vance fund complex consists of 212 registered investment companies or series thereof.
(2) The Trust consisted of 15 Funds as of December 31, 1996. (3) Includes $471
of deferred compensation. (4) Includes $253 of deferred compensation. (5)
Includes $375 of deferred compensation. (6) Includes $45,000 of deferred compensation. (7) Includes $20,429 of deferred compensation. (8) Includes
$28,125 of deferred compensation.

                              INVESTMENT ADVISER

    The Fund engages Eaton Vance as its investment adviser pursuant to an Investment Advisory Agreement. Eaton Vance or its affiliates act as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $20 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $21 billion in assets. Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore.

    The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments.

    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 32 long-term state portfolios, 5 national portfolios and 9 limited maturity portfolios, which serve as investment vehicles for over 100 mutual funds with varying pricing options. A staff of 29 (including 7 portfolio managers and 9 credit specialists) is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $7.6 billion. The investment philosophy of the municipal investment group is to: seek value by avoiding unnecessary credit risk; build portfolios one security at a time; and take a long-term approach to managing market risk. Over the long-term, the group seeks to maximize tax-free income by keeping portfolios fully invested (rather than trying to "time the market" for short-term results) and reduce potential capital losses due to poor credit quality. Diligent and continuing research and analysis are a critical component of the municipal investment group's investment philosophy and long-term strategy.

    Eaton Vance manages the investments and affairs of the Fund, subject to the supervision of the Board of Trustees of the Trust. Eaton Vance furnishes to the Fund, investment advice and assistance, administrative services, office space and equipment and clerical personnel for servicing the investments of the Fund and compensates all officers and Trustees of the Trust who are members of the Eaton Vance organization and all personnel of Eaton Vance performing services relating to research and investment activities. The Fund is responsible for all expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory Agreement, including without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining the Fund's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest; taxes and corporate fees; legal and accounting expenses; and compensation and expenses of Trustees not affiliated with Eaton Vance. The Fund will also bear expenses incurred in connection with litigation which the Fund is a party and any legal obligation the Trust may have to indemnify its Trustees with respect thereto, to the extent not covered by insurance.

    For a description of the compensation Eaton Vance receives under the Investment Advisory Agreement, see the Prospectus. As at December 31, 1996, the Fund had net assets of $88,183,659. During the fiscal year ended December 31, 1996, the Fund paid Eaton Vance an advisory fee of $460,753, equivalent to 0.51% of the Fund's average daily net assets for such fiscal year. For the fiscal years ended December 31, 1995 and 1994, the Fund paid Eaton Vance advisory fees of $480,694 and $523,944, respectively.

    The Investment Advisory Agreement with Eaton Vance continues in effect from year to year for so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party or by vote of a majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that Eaton Vance may render services to others. The Agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund or to any partner of the Fund for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any investment, provided that Eaton Vance acted in good faith and in a manner that it reasonably believed to be in the best interest of the Fund.

    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes and Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of December 31, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Dynner, Gardner and Hawkes, who are officers or Trustees of the Trust, are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Ahern, Fetter, Murphy, O'Connor, Rynne, Smiley, Terry and Woodbury, and Ms. Sanders are officers of the Trust and are also members of the Eaton Vance, BMR and EV organizations.

    Eaton Vance owns all the stock of Northeast Properties, Inc. which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC also owns 22% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the Fund's custodian, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such bank.

                                  CUSTODIAN

    IBT acts as custodian for the Fund. IBT has the custody of all cash and securities of the Fund, maintains the Fund's general ledger and computes the daily net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Trust and IBT under the 1940 Act.

    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee.

           SERVICES FOR ACCUMULATION -- CLASS A AND CLASS I SHARES

    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

INTENDED QUANTITY INVESTMENT --STATEMENT OF INTENTION. If it is anticipated that $25,000 or more of Class A shares or $500,000 or more of Class I shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the Prospectus will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the Partner to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Shares" in the Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

RIGHT OF ACCUMULATION -- CUMULATIVE QUANTITY DISCOUNT. The applicable sales charge level for the purchase of Class A or Class I shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholders own in his or her account(s) in the Fund and shares of other funds exchangeable for Class A and Class I shares and listed under "The Eaton Vance Exchange Privilege" in the Prospectus. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For sales charges on quantity purchases, see "How to Buy Shares" in the Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge levels.

    For any such discount to be made available, at the time of purchase a purchaser or an Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            SERVICE FOR WITHDRAWAL

    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations in the Fund's portfolio and such obligations, including those issued on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Trust. Other assets are valued at fair market value using methods determined in good faith by or at the direction of the Trustees of the Trust. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            INVESTMENT PERFORMANCE

    Average annual total return is determined separately for each Class of the Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum sales charge from the initial $1,000 purchase order, (iii) a complete redemption of the investment and, (iv) the deduction of any CDSC at the end of the period. For information concerning the total return of the Classes of the Fund, see Appendix A, Appendix B and Appendix C.

    Yield is computed separately for each Class of the Fund pursuant to a standardized formula by dividing net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum sales charge for Class A and Class I shares) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations in the Fund's portfolio based on the prescribed methods, reduced by accrued Fund and Class expenses for the period, with the resulting number being divided by the average daily number of Class shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any CDSCs which (if applicable) are imposed on certain redemptions at the rates set forth under "How to Redeem Shares" in the Prospectus. Yield calculations assume the current maximum initial sales charge for Class A and Class I shares set forth under "How to Buy Shares" in the Prospectus. (Actual yield may be affected by variations in sales charges on investments.) A taxable-equivalent yield is computed by dividing the tax-exempt yield by 1 minus a stated rate. For the yield and taxable-equivalent yield of the Classes of the Fund, see Appendix A, Appendix B and Appendix C.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders.

    Information about the Fund's portfolio allocation and holdings at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Fund's bond holdings on such date. Information, charts and illustrations relating to inflation and the effects of inflation on the dollar may also be included in advertisements and other material furnished to present or prospective shareholders.

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the taxable equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghue's Money Fund Averages, RateGram or The Wall Street Journal.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:
        -- cost associated with aging parents;
        -- funding a college education (including its actual and estimated cost);
        -- health care expenses (including actual and projected expenses);
        -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in municipal bond funds. Such information may describe the following advantages of investing in a municipal bond mutual fund versus individual municipal bonds: regular monthly income; free reinvestment of distributions; potential for increased income; bond diversification; liquidity; low-cost easy access; and active management and in depth credit analysis by investment professionals. In addition, by investing in a municipal bond fund instead of individual bonds, an investor can avoid dealing with the complexities of the municipal bond market, while benefitting from the market access and lower transactions costs enjoyed by municipal bond funds.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES

    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its ordinary income (including tax-exempt income) and net income (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and avoid paying any federal income or excise tax.

    In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by (i) any available capital loss carryforwards, and (ii) 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily and in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by it, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities. For example, the Code is unclear regarding: (i) when the Fund may cease to accrue interest, original issue discount, or market discount; (ii) when and to what extent deductions may be taken for bad debts or worthless securities; (iii) how payments received on obligations in default should be allocated between principal and income; and (iv) whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations, the interest on which is exempt from regular federal income tax under Code Section 103(a). Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by the Fund may be affected.

    In the course of managing its investments, the Fund may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when- issued securities and options and futures transactions. The Fund may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped municipal obligations or their stripped coupons and certain realized gains or income attributable to accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Fund. Certain distributions if declared in October, November or December and paid the following January may be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Fund's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish the Fund's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Fund losses, adjustments in the holding period of portfolio securities and conversion of short-term into long-term capital losses. The Fund may have to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares and, to the extent the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distribution treated as net long-term capital gains with respect to such shares. In addition, a loss realized on a redemption or other disposition of Fund shares may be disallowed to the extent the shareholder acquired other Fund shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 31%. An individual's TIN is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax convention. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if: (i) the shareholder is engaged in a trade or business in the United States; (ii) the shareholder is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, (generally 180 days or more); or (iii) the shareholder fails to provide any required certifications regarding its status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

STATE AND LOCAL TAXES
    The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders, with respect to net tax exempt income earned, the percentages representing the proportionate ratio of such income earned in each state.

    Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER

    CLASS A AND CLASS I SHARES. Class A and Class I shares of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Trust reserves the right to suspend or limit the offering of its shares to the public at any time. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Prospectus (see "How to Buy Shares"). Such table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A and Class I shares pursuant to a written Statement of Intention; or (2) purchases of Class A and Class I shares pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A and Class I shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A or Class I shares for the assets of such investment company. Class A and Class I shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Trust or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Class A and Class I shares of the Fund may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Principal Underwriter acts as principal in selling Class A and Class I shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its Class A and Class I shares under federal and state securities laws are borne by each Class. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees) may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Class A and Class I shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    CLASS B SHARES. Under the Distribution Agreement, the Principal Underwriter acts as principal in selling Class B shares. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its Class B shares under federal and state securities laws are borne by the Class. In addition, Class B makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B shares or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Class B shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

    The Trust has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Trust will exceed the amounts paid therefor. For the amount paid by the Trust to the Principal Underwriter for acting as repurchase agent, see Appendix C.

                        SERVICE PLAN -- CLASS A SHARES

    The Trust on behalf of its Class A shares has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Prospectus.

    The Plan continues in effect from year to year, for so long as such continuance is approved by a vote of both a majority of (i) the noninterested Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Plan Trustees or by a vote of a majority of the outstanding Class A shares of the Fund. The Plan has been approved by the Board of Trustees of the Trust, including the Plan Trustees.

    The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the affected shareholders of Class A shares and the Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Class A shareholders. The Fund expects to begin making service fee payments during the quarter ending March 31, 1999.

                     DISTRIBUTION PLAN -- CLASS B SHARES

    The Trust has adopted a Distribution Plan (the "Plan") on behalf of its Class B shares designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the NASD. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided with respect to Class B shares.

    The Plan provides that the Fund will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of Class B shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the Principal Underwriter.

    The amount payable to the Principal Underwriter pursuant to the Plans as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the respective Class and will accordingly reduce the net assets of the Class upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the net assets of the Class on such day. The level of net assets changes each day and depends upon the amount of sales and redemptions of shares, the changes in the value of the investments held by the Fund, the expenses of the Class and the Fund accrued and allocated to the Fund and Class on such day, income on portfolio investments accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Trust does not accrue possible future payments as a liability of a Class or reduce current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Class will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Trust to the Principal Underwriter whenever there exist uncovered distribution charges.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plans since their inception. Payments theretofore paid or payable under the Plans by the Trust to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Plans. Periods with a high level of sales of Class shares accompanied by a low level of early redemptions of Class shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist uncovered distribution charges of the Principal Underwriter.

    Currently, payments of sales commissions and distribution fees and of service fees may equal 1% of average daily net assets per annum. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to Eaton Vance by the Fund) resulting from sale of shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing Class B shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Plan continues in effect from year to year for so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees.

    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its Class B shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing Class B shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Class B shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of Fund portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance. Eaton Vance is also responsible for the execution of transactions for all other accounts managed by it.

    Eaton Vance places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. Eaton Vance uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Eaton Vance will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Fund will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of Eaton Vance, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and Eaton Vance's other clients for providing brokerage and research services to Eaton Vance.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which Eaton Vance and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Eaton Vance will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Eaton Vance receives Research Services from many broker-dealer firms with which Eaton Vance places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services, include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Eaton Vance in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Eaton Vance in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because Eaton Vance receives such Research Services. Eaton Vance evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which Eaton Vance believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that Eaton Vance shall use its best efforts to seek to execute Fund portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, Eaton Vance is authorized to consider as a factor in the selection of any broker-dealer firm with whom Fund portfolio orders may be placed the fact that such firm has sold or is selling Shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. (the "NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by Eaton Vance or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, Eaton Vance will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Eaton Vance reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Director General Partners and the Fund that the benefits from the Eaton Vance organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                              OTHER INFORMATION

    On January 1, 1998, the Fund was reorganized as a series of the Trust. Prior thereto, the Fund was a California Limited Partnership known as Eaton Vance Municipal Bond Fund L.P. The Fund commenced offering classes of shares on January 1, 1998, so information herein prior to such date is for the Fund before it became a multiple-class fund. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts under a Declaration of Trust dated May 7, 1984, as amended. On July 10, 1995, the Trust changed its name from Eaton Vance Government Obligations Trust to Eaton Vance Mutual Funds Trust. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" or "EV" in other connections and for other purposes.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. (The Declaration also contains provisions limiting the liability of a series or class to that series or class.) Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is extremely remote.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche, LLP, 125 Summer Street, Boston, Massachusetts 02110 are the independent certified public accountants for the Fund, providing audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Commission.

                             FINANCIAL STATEMENTS

    The audited financial statements of, and the independent auditors' report for, the Fund appear in the Fund's most recent annual report to shareholders, and the unaudited financial statements of the Fund appear in the Fund's most recent semiannual report to shareholders both of which are incorporated by reference into this SAI. A copy of the Fund's semiannual and annual report accompanies this SAI.

    Registrant incorporates by reference the audited financial information for Eaton Vance Municipal Bond Fund L.P. for the fiscal year ended December 31, 1996, as previously filed electronically with the Commission (Accession No. 0000950156-97-000172) and the unaudited financial information for the six months ended June 30, 1997, as previously filed electronically with the Commission (Accession No. 0000950109-97-005526).

                          APPENDIX A: CLASS A SHARES

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average total return on a hypothetical investment of $1,000 in a predecessor fund reorganized January 1, 1998 into Class A shares covering the one-, five- and ten-year periods ended June 30, 1997. Total return for Class A prior to January 1, 1998 reflects the total return of predecessors, adjusted to reflect any applicable sales charge. Predecessor total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the performance would be different. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 4.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                         VALUE OF A $1,000 INVESTMENT

                                                                                 TOTAL RETURN                  TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ---------------------------
          PERIOD                DATE         INVESTMENT     ON 6/30/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
-------------------------  -------------   -------------  -------------   -------------  -------------  -------------  ------------
10 Years Ended
6/30/97                        6/30/87        $952.33        $2,169.40       127.80%         8.58%         116.94%        8.05%
5 Years Ended
6/30/97                        6/30/92        $952.65        $1,348.89        41.59%         7.20%          34.89%        6.17%
1 Year Ended
6/30/97                        6/30/97        $952.33        $1,059.04        11.21%        11.21%           5.90%        5.90%
----------

    For the thirty-day period ended June 30, 1997, the yield of Class A shares was 5.20%. The yield required of a taxable security that would produce an after-tax yield equivalent to 5.20% would be 7.54%, assuming a federal rate of 31%.

                          APPENDIX B: CLASS B SHARES

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in a predecessor fund reorganized January 1, 1998 into Class B shares covering the one-, five- and ten-year periods ended June 30, 1997. Total return for Class B prior to January 1, 1998 reflects the total return of predecessors, adjusted to reflect any applicable sales charge. Predecessor total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the performance would be lower. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                         VALUE OF A $1,000 INVESTMENT

                                              VALUE OF         VALUE OF
                                             INVESTMENT       INVESTMENT
                                               BEFORE            AFTER         TOTAL RETURN BEFORE            TOTAL RETURN AFTER
                                              DEDUCTING        DEDUCTING        DEDUCTING THE CDSC            DEDUCTING THE CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF      THE CDSC         THE CDSC      --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 6/30/97       ON 6/30/97      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
-------------   ------------  ----------    ------------     ------------    ------------  ------------  ------------  ------------
10 Years
Ended
6/30/97           6/30/87       $1,000        $2,277.98        $2,277.98       127.80%         8.58%       127.80%         8.58%
5 Years
Ended
6/30/97           6/30/92       $1,000        $1,415.91        $1,395.91        41.59%         7.20%        39.59%         6.90%
1 Year
Ended
6/30/97           6/30/96       $1,000        $1,112.07        $1,062.07        11.21%        11.21%         6.21%         6.21%
----------

    For the thirty-day period ended June 30, 1997, the yield of Class B shares was 5.41%. The yield required of a taxable security that would produce an after-tax yield equivalent to 5.41% would be 7.84%, assuming a federal rate of 31%.

                          APPENDIX C: CLASS I SHARES

                              FEES AND EXPENSES

PRINCIPAL UNDERWRITER
    The total sales charges for sales of Class I shares during the fiscal years ended December 31, 1996, 1995 and 1994 were $44,913, $83,694 and $170,491, respectively, of which $135, $5,565 and $27,048, respectively, was received by the Principal Underwriter. For the fiscal years ended December 31, 1996, 1995 and 1994, Authorized Firms received approximately $44,778, $78,129 and $143,443, respectively, from the total sales charges.

    For the fiscal year ended December 31, 1996, the Fund paid the Principal Underwriter $437.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each repurchase transaction handled by the Principal Underwriter).

BROKERAGE COMMISSIONS
    During the fiscal year ended December 31, 1996, the Fund paid brokerage commissions of $29,650 on portfolio securities transactions of $271,621,661 to firms which provide some research services to Eaton Vance or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). During the fiscal years ended December 31, 1995 and 1994 the Fund paid no brokerage commissions on portfolio transactions.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average total return on a hypothetical investment of $1,000 in Class I shares covering the one-, five- and ten-year periods ended June 30, 1997. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 4.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                         VALUE OF A $1,000 INVESTMENT

                                                                                 TOTAL RETURN                  TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ---------------------------
          PERIOD                DATE         INVESTMENT     ON 6/30/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
----------------------      ------------    ------------   -------------  ------------    -----------    ----------     ----------
10 Years Ended
6/30/97                        6/30/87        $952.33        $2,169.40       127.80%         8.58%         116.94%         8.05%
5 Years Ended
6/30/97                        6/30/92        $952.65        $1,348.89        41.59%         7.20%          34.89%         6.17%
1 Year Ended
6/30/97                        6/30/96        $952.33        $1,059.04        11.21%        11.21%           5.90%         5.90%
----------
    For the thirty-day period ended June 30, 1997, the yield of Class I shares was 5.20%. The yield required of a taxable security that would produce an after-tax yield equivalent to 5.20% would be 7.54%, assuming a federal tax rate of 31%.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of September 30, 1997, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of Class I and of the Fund. To the knowledge of the Trust, no person owned of record or beneficially 5% or more of the Fund's outstanding Class I shares as of such date.

                    APPENDIX D: TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields to those of tax-exempt bonds yielding from 4% to 7% under the regular federal income tax laws and tax rates applicable to 1997.

                                             MARGINAL
    SINGLE RETURN         JOINT RETURN        INCOME                                   TAX-EXEMPT YIELD
---------------------  -------------------     TAX       --------------------------------------------------------------------------
            (TAXABLE INCOME)*                 BRACKET       4%        4.5%        5%        5.5%        6%        6.5%        7%
------------------------------------------  -----------  --------------------------------------------------------------------------
                                                                                  Equivalent Taxable Yield
       Up to $ 24,650       Up to $ 41,200    15.00%       4.71%      5.29%      5.88%       6.47%      7.06%      7.65%     8.24%
    $ 24,651-$ 59,750    $ 41,201-$ 99,600    28.00        5.56       6.25       6.94        7.64       8.33       9.03      9.72
    $ 59,751-$124,650    $ 99,601-$151,750    31.00        5.80       6.52       7.25        7.97       8.70       9.42     10.14
    $124,651-$271,050    $151,751-$271,050    36.00        6.25       7.03       7.81        8.59       9.38      10.16     10.94
        Over $271,050        Over $271,050    39.60        6.62       7.45       8.28        9.11       9.93      10.76     11.59
------------------------------------------   ----------  --------------------------------------------------------------------------

*Net amount subject to federal personal income tax after deductions and exemptions.

 Note: The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with adjusted gross incomes in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

 Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                             APPENDIX E: RATINGS

                      DESCRIPTION OF SECURITIES RATINGS+
                       MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors affecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                        STANDARD & POOR'S RATING GROUP

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Saving & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits, being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

Standard & Poor's note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note)

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.)

Note rating symbols are as follows:

    SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus(+) designation;

    SP-2: Satisfactory capacity to pay principal and interest; with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

                        FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Debt which is unrated exposes the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such debt.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.
------------
+The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Trust's fiscal year end.

[LOGO]
EATON VANCE
------------------
      Mutual Funds


EATON VANCE
MUNICIPAL BOND
FUND








STATEMENT OF
ADDITIONAL INFORMATION
JANUARY 1, 1998





EATON VANCE
MUNICIPAL BOND FUND
24 FEDERAL STREET
BOSTON, MA 02110


--------------------------------------------------------------------------------
INVESTMENT ADVISER
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110



                                                                           MBSAI

                                    PART C
                              OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

    (a) FINANCIAL STATEMENTS

        INCLUDED IN PART A:
            FOR EATON VANCE MUNICIPAL BOND FUND:
                Financial Highlights for the ten years ended December 31,
                  1996 and for the six months ended June 30, 1997 (Unaudited).

            INCORPORATED BY REFERENCE INTO PART B ARE THE FOLLOWING FINANCIAL
              STATEMENTS CONTAINED IN THE SEMI-ANNUAL REPORT FOR THE FUND, DATED JUNE 30, 1997 (WHICH WAS PREVIOUSLY FILED ELECTRONICALLY PURSUANT TO SECTION 30(b)(2) OF THE INVESTMENT COMPANY ACT OF 1940) (ACCESSION NO. 0000950109-97-005526):
                  Portfolio of Investments (Unaudited)
                  Statement of Assets and Liabilities (Unaudited)
                  Statement of Operations (Unaudited)
                  Statements of Changes in Net Assets (Unaudited)
                  Financial Highlights (Unaudited)
                  Notes to Financial Statements (Unaudited)

            INCORPORATED BY REFERENCE INTO PART B ARE THE FOLLOWING FINANCIAL
              STATEMENTS CONTAINED IN THE ANNUAL REPORT FOR THE FUND, DATED DECEMBER 31, 1996 (WHICH WAS PREVIOUSLY FILED ELECTRONICALLY PURSUANT TO SECTION 30(b)(2) OF THE INVESTMENT COMPANY ACT OF
              1940) (ACCESSION NO. 0000950156-97-000172):
                  Portfolio of Investments
                  Statement of Assets and Liabilities
                  Statement of Operations
                  Statements of Changes in Net Assets
                  Financial Highlights
                  Notes to Financial Statements
                  Independent Auditors' Report

    (b) EXHIBITS:
        (1)(a) Amended and Restated Declaration of Trust dated August 17, 1993 filed as Exhibit (1)(a) to Post-Effective Amendment No. 23 and incorporated herein by reference.

           (b) Amendment to Declaration of Trust dated July 10, 1995 filed as Exhibit (1)(b) to Post- Effective Amendment No. 23 and incorporated herein by reference.

           (c) Amendment and Restatement of Establishment and Designation of Series of Shares dated October 17, 1997 filed herewith.

        (2)(a)    By-Laws (As Amended November 3, 1986) filed as Exhibit
                  (2)(a) to Post-Effective Amendment No. 23 and incorporated herein by reference.

           (b)    Amendment to By-Laws dated December 13, 1993 filed as Exhibit
                  (2)(b) to Post-Effective Amendment No. 23 and incorporated herein by reference.

        (3)       Not applicable

        (4)       Not applicable

        (5)(a) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Short-Term Treasury Fund dated February 4, 1991 filed as Exhibit (5)(a) to Post-Effective Amendment No. 23 and incorporated herein by reference.

           (b) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax Free Reserves dated August 15, 1995 filed as Exhibit (5)(b) to Post-Effective Amendment No.
                  25 and incorporated herein by reference.

           (c) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Emerging Growth Fund dated September 16, 1997 filed herewith.

           (d) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Municipal Bond Fund dated October 17, 1997 filed herewith.

        (6)(a)(1) Distribution Agreement between Eaton Vance Mutual Funds Trust (on behalf of its Classic series) and Eaton Vance Distributors, Inc. effective November 1, 1996 (with attached Schedule A effective November 1, 1996) filed as Exhibit No.
                  (6)(a)(1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

              (2) Distribution Agreement between Eaton Vance Mutual Funds Trust
                  (on behalf of its Marathon series) and Eaton Vance Distributors, Inc. effective November 1, 1996 (with attached Schedule A effective November 1, 1996) filed as Exhibit
                  (6)(a)(2) to Post- Effective Amendment No. 34 and incorporated herein by reference.

              (3) Distribution Agreement between Eaton Vance Mutual Funds Trust
                  (on behalf of its Traditional series) and Eaton Vance Distributors, Inc. effective November 1, 1996 (with attached Schedule A effective November 1, 1996) filed as Exhibit No.
                  (6)(a)(3) to Post- Effective Amendment No. 34 and incorporated herein by reference.

              (4) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Cash Management Fund, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit No. (6)(a)(4) to Post-Effective Amendment No. 34 and incorporated herein by reference.

              (5) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Liquid Assets Fund, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit No. (6)(a)(5) to Post-Effective Amendment No. 34 and incorporated herein by reference.

              (6) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Money Market Fund, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit No. (6)(a)(6) to Post-Effective Amendment No. 34 and incorporated herein by reference.

              (7) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Tax Free Reserves, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit No. (6)(a)(7) to Post-Effective Amendment No. 34 and incorporated herein by reference.

           (b) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to the Registration Statement of Eaton Vance Growth Trust Post-Effective Amendment No. 61 and incorporated herein by reference.

        (7) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

        (8)(a) Custodian Agreement with Investors Bank & Trust Company dated October 15, 1992 filed as Exhibit (8) to Post-Effective Amendment No. 23 and incorporated herein by reference.

           (b) Amendment to Custodian Agreement with Investors Bank & Trust Company dated October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 27 and incorporated herein by reference.

        (9)(a) Amended Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of each of its series) and Eaton Vance Management dated July 31, 1995, with attached schedules (including Amended Schedule A dated May 7, 1996) filed as Exhibit (9)(a) to Post-Effective Amendment No. 24 and incorporated herein by reference.

           (b) Transfer Agency Agreement dated June 7, 1989 filed as Exhibit 9(d) to Post-Effective Amendment No. 65 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

           (c) Amendment to Transfer Agency Agreement dated February 1, 1993 filed as Exhibit 9(e) to Post-Effective Amendment No. 65 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

       (10)       Not applicable

       (11) Consent of Independent Auditors for Eaton Vance Municipal Bond Fund filed herewith.

       (13)       Not applicable

       (14)(a) Vance, Sanders Profit Sharing Retirement Plan for Self-Employed Persons with Adoption Agreement and instructions filed as Exhibit No. 14(1) to Post-Effective Amendment #22 on Form N-1 under the Securities Act of 1933 (File No. 2-28471) and incorporated herein by reference.

           (b) Eaton & Howard, Vance Sanders Defined Contribution Prototype Plan and Trust with Adoption Agreements (1) Basic Profit-Sharing Retirement Plan, (2) Basic Money Purchase Pension Plan, (3) Thrift Plan Qualifying as Profit Sharing Plan, (4) Thrift Plan Qualifying as Money Purchase Plan, (5) Integrated Profit Sharing Retirement Plan, (6) Integrated Money Purchase Pension Plan filed as Exhibit 14(2) to Post-Effective Amendment No. 22 on Form N-1 under the Securities Act of 1933 (File No. 2-28471) and incorporated herein by reference.

           (c) Individual Retirement Custodial Account (Form 5305-A) and Investment Instruction Form filed as Exhibit 14(3) to Post-Effective Amendment No. 22 on Form N-1 under the Securities Act of 1933 (File No. 2-28471) and incorporated herein by reference.

           (d) Eaton & Howard, Vance Sanders Variable Pension Prototype Plan and Trust with Adoption Agreement filed as Exhibit 14(b) to Post-Effective Amendment No. 22 on Form N-1 under the Securities Act of 1933 (File No. 2-28471) and incorporated herein by reference.

       (15)(a) Service Plan for Eaton Vance Government Obligations Fund (now EV Traditional Government Obligations Fund) dated July 7, 1993 filed as Exhibit (15)(a) to Post-Effective Amendment No. 23 and incorporated herein by reference.

              (1) Amendment to Service Plan for Eaton Vance Mutual Funds Trust
                  on behalf of EV Traditional Government Obligations Fund adopted June 24, 1996 filed as Exhibit No. (15)(a)(1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

           (b) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Eaton Vance Short-Term Treasury Fund dated February 4, 1991 as Amended and Restated February 25, 1991 filed as Exhibit (15)(b) to Post-Effective Amendment No. 23 and incorporated herein by reference.

              (1) Amendment to Distribution Plan for Eaton Vance Mutual Funds
                  Trust on behalf of Eaton Vance Short-Term Treasury Fund adopted June 24, 1996 filed as Exhibit No. (15)(b)(1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

           (c) Amended Distribution Plan for EV Classic Government Obligations Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated January 27, 1995 filed as Exhibit
                  (15)(c) to Post-Effective Amendment No. 22 and incorporated herein by reference.

              (1) Amendment to Amended Distribution Plan for Eaton Vance Mutual
                  Funds Trust on behalf of EV Classic Government Obligations Fund adopted June 24, 1996 filed as Exhibit No. (15)(c)(1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

           (d) Distribution Plan for EV Marathon Government Obligations Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated October 28, 1993 filed as Exhibit (15)(d) to Post-Effective Amendment No. 23 and incorporated herein by reference.

              (1) Amendment to Distribution Plan for Eaton Vance Mutual Funds
                  Trust on behalf of EV Marathon Government Obligations Fund adopted June 24, 1996 filed as Exhibit No. (15)(d) (1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

           (e) Distribution Plan for EV Marathon High Income Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 19, 1995 filed as Exhibit (15)(e) to Post- Effective Amendment No. 25 and incorporated herein by reference.

           (f) Distribution Plan for EV Classic High Income Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 19, 1995 filed as Exhibit (15)(f) to Post- Effective Amendment No. 25 and incorporated herein by reference.

           (g) Distribution Plan for EV Classic Strategic Income Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 19, 1995 filed as Exhibit (15)(g) to Post-Effective Amendment No. 24 and incorporated herein by reference.

           (h) Distribution Plan for EV Marathon Strategic Income Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 19, 1995 filed as Exhibit (15)(h) to Post-Effective Amendment No. 24 and incorporated herein by reference.

           (i) Distribution Plan for Eaton Vance Liquid Assets Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 19, 1995 filed as Exhibit (15)(i) to Post- Effective Amendment No. 25 and incorporated herein by reference.

              (1) Amendment to Distribution Plan for Eaton Vance Mutual Funds
                  Trust on behalf of Eaton Vance Liquid Assets Fund adopted June 24, 1996 filed as Exhibit No. (15)(i)(1) to Post- Effective Amendment No. 34 and incorporated herein by reference.

           (j) Distribution Plan for Eaton Vance Money Market Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 19, 1995 filed as Exhibit (15)(j) to Post- Effective Amendment No. 25 and incorporated herein by reference.

              (1) Amendment to Distribution Plan for Eaton Vance Mutual Funds
                  Trust on behalf of Eaton Vance Money Market Fund adopted June 24, 1996 filed as Exhibit No. (15)(j)(1) to Post- Effective Amendment No. 34 and incorporated herein by reference.

           (k) Distribution Plan for EV ---Marathon ---Tax-Managed Growth Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated March 20, 1996 filed as Exhibit (15)(k) to Post-Effective Amendment No. 28 and incorporated herein by reference.

           (l) Service Plan for EV Traditional Tax-Managed Growth Fund dated March 20, 1996 filed as Exhibit (15)(l) to Post-Effective Amendment No. 28 and incorporated herein by reference.

           (m) Distribution Plan for EV Classic Tax-Managed Growth Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated August 1, 1996 filed as Exhibit (15)(m) to Post-Effective Amendment No. 30 and incorporated herein by reference.

       (16) Schedules for Computation of Performance Quotations filed herewith.

       (17)(a) Power of Attorney for Eaton Vance Mutual Funds Trust dated June 23, 1997, filed as Exhibit No. (17)(a) to Post-Effective Amendment No. 35 and incorporated herein by reference.

           (b) Power of Attorney for Government Obligations Portfolio dated April 22, 1997 filed as Exhibit (17)(b) to Post-Effective Amendment No. 36 and incorporated herein by reference.

           (c) Power of Attorney for High Income Portfolio dated February 14, 1997 filed as Exhibit (17)(c) to Post-Effective Amendment No. 36 and incorporated herein by reference.

           (d) Power of Attorney for Strategic Income Portfolio dated April 22, 1997 filed as Exhibit (17)(d) to Post-Effective Amendment No. 36 and incorporated herein by reference.

           (e) Power of Attorney for Cash Management Portfolio dated April 22, 1997 filed as Exhibit (17)(e) to Post-Effective Amendment No. 36 and incorporated herein by reference.

           (f) Power of Attorney for Tax-Managed Growth Portfolio dated October 23, 1995 filed as Exhibit (17)(f) to Post-Effective Amendment No. 26 and incorporated herein by reference.

       (18)       Multiple Class Plan dated June 23, 1997 filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                (1)                                                      (2)
                          TITLE OF CLASS                                      NUMBER OF RECORD HOLDERS
          Shares of beneficial interest without par value                     as of September 30, 1997
               Eaton Vance Short-Term Treasury Fund                                        72
              EV Classic Government Obligations Fund                                    3,257
              EV Marathon Government Obligations Fund                                   3,339
            EV Traditional Government Obligations Fund                                  8,604
                    EV Classic High Income Fund                                           527
                   EV Marathon High Income Fund                                        16,273
                 EV Classic Strategic Income Fund                                         134
                 EV Marathon Strategic Income Fund                                      5,359
                EV Classic Tax-Managed Growth Fund                                      5,695
                EV Marathon Tax-Managed Growth Fund                                    15,636
              EV Traditional Tax-Managed Growth Fund                                    5,918
                 Eaton Vance Cash Management Fund                                       2,249
                  Eaton Vance Liquid Assets Fund                                          433
                   Eaton Vance Money Market Fund                                          880
                   Eaton Vance Tax Free Reserves                                          181
      Eaton Vance Tax-Managed Emerging Growth Fund - Class A                                0
      Eaton Vance Tax-Managed Emerging Growth Fund - Class B                                1
      Eaton Vance Tax-Managed Emerging Growth Fund - Class C                                0

ITEM 27.  INDEMNIFICATION
    Article IV of the Trust's Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-law, contract and vote. Article XI of the By-laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering insured by reason of negligent errors and omissions committed in their capacities as such.

    The distribution agreements of the Trust also provide for reciprocal indemnity of the Principal Underwriter, on the one hand, and the Trustees and officers, on the other.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
    Reference is made to the information set forth under the captions "Investment Adviser and Administrator" or "Investment Adviser" in the Statements of Additional Information which information is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS

    (a) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:

Eaton Vance Growth Trust                   Eaton Vance Mutual Funds Trust
Eaton Vance Income Fund of Boston          Eaton Vance Prime Rate Reserves
Eaton Vance Investment Trust               Eaton Vance Special Investment Trust
Eaton Vance Municipals Trust               EV Classic Senior Floating-Rate Fund
Eaton Vance Municipals  Trust II

    (b)

                (1)                                      (2)                                   (3)
        NAME AND PRINCIPAL                      POSITIONS AND OFFICES                  POSITIONS AND OFFICE
         BUSINESS ADDRESS*                   WITH PRINCIPAL UNDERWRITER                  WITH REGISTRANT
        ------------------                   --------------------------                --------------------
James B. Hawkes                           Vice President and Director                Vice President and Trustee

William M. Steul                          Vice President and Director                None

Wharton P. Whitaker                       President and Director                     None

Chris Berg                                Vice President                             None

Kate Bradshaw                             Vice President                             None

David B. Carle                            Vice President                             None

Daniel C. Cataldo                         Vice President                             None

Raymond Cox                               Vice President                             None

Mark P. Doman                             Vice President                             None

Alan R. Dynner                            Vice President                             Secretary

James Foley                               Vice President                             None

Michael A. Foster                         Vice President                             None

William M. Gillen                         Senior Vice President                      None

Hugh S. Gilmartin                         Vice President                             None

Perry D. Hooker                           Vice President                             None

Brian Jacobs                              Senior Vice President                      None

Thomas P. Luka                            Vice President                             None

John Macejka                              Vice President                             None

Timothy D. McCarthy                       Vice President                             None

Joseph T. McMenamin                       Vice President                             None

Morgan C. Mohrman                         Senior Vice President                      None

James A. Naughton                         Vice President                             None

Mark D. Nelson                            Vice President                             None

Linda D. Newkirk                          Vice President                             None

James L. O'Connor                         Vice President                             Treasurer

Thomas Otis                               Secretary and Clerk                        None

George D. Owen, II                        Vice President                             None

F. Anthony Robinson                       Vice President                             None

Jay S. Rosoff                             Vice President                             None

Benjamin A. Rowland, Jr.                  Vice President, Treasurer and Director     None

Stephen M. Rudman                         Vice President                             None

John P. Rynne                             Vice President                             Assistant Secretary

Kevin Schrader                            Vice President                             None

George V.F. Schwab, Jr.                   Vice President                             None

Cornelius J. Sullivan                     Senior Vice President                      None

David M. Thill                            Vice President                             None

John M. Trotsky                           Vice President                             None

Chris Volf                                Vice President                             None

Sue Wilder                                Vice President                             None

----------
*Address is 24 Federal Street, Boston, MA 02110

    (c) Not applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116 and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Certain corporate documents of the High Income Portfolio are also maintained by IBT Trust Company (Cayman), Ltd., The Bank of Nova Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies, and certain investor accounts and High Income Portfolio's and the Registrant's accounting records are held by IBT Fund Services (Canada) Inc., 1 First Canadian Place, Kingstreet West, Suite 2800, P.O. Box 231, Toronto, Ontario, Canada M5X 1C8. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 31.  MANAGEMENT SERVICES

    Not applicable

ITEM 32.  UNDERTAKINGS

    The Registrant undertakes to file a Post-Effective Amendment on behalf of Eaton Vance Tax-Managed Emerging Growth Fund, using financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 35.
    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 15th day of October, 1997.

                                    EATON VANCE MUTUAL FUNDS TRUST

                                    By:  /s/ M. DOZIER GARDNER
                                         --------------------------------------
                                             M. DOZIER GARDNER, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURE                                   TITLE                             DATE
          ---------                                   -----                             ----
                                            President, Principal
                                              Executive Officer and
/s/ M. DOZIER GARDNER                         Trustee                               October 15, 1997
--------------------------------------
    M. DOZIER GARDNER
                                            Treasurer and Principal
                                              Financial and Accounting
/s/ JAMES L. O'CONNOR                         Officer                               October 15, 1997
--------------------------------------
    JAMES L. O'CONNOR

/s/ JAMES B. HAWKES                         Vice President, Trustee                 October 15, 1997
--------------------------------------
    JAMES B. HAWKES

    DONALD R. DWIGHT*                       Trustee                                 October 15, 1997
--------------------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*                   Trustee                                 October 15, 1997
--------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                       Trustee                                 October 15, 1997
--------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                      Trustee                                 October 15, 1997
--------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                        Trustee                                 October 15, 1997
--------------------------------------
    JACK L. TREYNOR

*By: /s/ ALAN R. DYNNER
     ---------------------------------
         ALAN R. DYNNER
         As Attorney-in-fact

                                EXHIBIT INDEX

                                                                                                       PAGE IN SEQUENTIAL
EXHIBIT NO.                                         DESCRIPTION                                         NUMBERING SYSTEM
-----------                                         -----------                                        ------------------
 (1)(c)              Amendment and Restatement of Establishment and Designation of Series of Shares
                     dated October 17, 1997.
 (5)(c)              Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-
                     Managed Emerging Growth Fund.
 (5)(d)              Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Municipal
                     Bond Fund dated October 17, 1997.
(11)                 Consent of Independent Auditors for Eaton Vance Municipal Bond Fund.
(16)                 Schedules for Computation of Performance Quotations.
(18)                 Multiple Class Plan dated June 23, 1997.